AXS Aspect Core Diversified Strategy Fund

Class A Shares: EQAAX

Class C Shares: EQACX

Class I Shares: EQAIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated November 15, 2021, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 1, 2021, as amended February 16, 2021; and the

Summary Prospectus dated February 2, 2021.

*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION ***

Based on the recommendation of AXS Investments LLC (the “Advisor”), the Funds’ advisor, the Board of Trustees of the Trust (the “Board”) has approved the proposed reorganization (the “Reorganization”) of the AXS Aspect Core Diversified Strategy Fund (the “Target Fund”) into the AXS Chesapeake Strategy Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”), subject to approval by the shareholders of the Target Fund.

In order to accomplish the Reorganization, the Board approved an Agreement and Plan of Reorganization (the “Plan”). The Plan provides for an exchange of shares of each class of the Target Fund for shares of the same class of the Acquiring Fund, which would be distributed pro rata by the Target Fund to the holders of the shares of such class in complete liquidation of the Target Fund, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund. Shareholders of each class of the Target Fund will receive shares of the Acquiring Fund equal in value to the shares of the Target Fund held by the shareholders prior to the Reorganization. The effect of the Reorganization will be that the Target Fund’s shareholders will become shareholders of the Acquiring Fund. Target Fund shareholders are generally not expected to recognize gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization.

The Funds’ Advisor will continue to serve as investment advisor to the Acquiring Fund following the Reorganization. The Target Fund and Acquiring Fund have the same investment objective and similar, but not identical, investment strategies. The primary difference is that the Funds are managed by different sub-advisors, each of which uses its own proprietary investment program to invest its Fund’s assets. Both Funds utilize trend following strategies, which generally seek to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made. However, the Acquiring Fund applies a long-term trend following strategy (which typically seeks capital growth over five or more years), while the Target Fund employs a medium-term trend following strategy (which typically seeks capital growth over three to five years).

The Board will call a meeting of the shareholders of the Target Fund to vote on the Plan. Management of the Trust expects the shareholder meeting to be held on or about December 15, 2021, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. If the Reorganization is approved by Target Fund shareholders, the Reorganization is expected to take effect in the fourth quarter of 2021.

Shareholders of the Target Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed Reorganization. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed Reorganization.

Please file this Supplement with your records.